UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2014

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Commercial Paper Issuing and Paying Agent Agreement

On December 2, 2014, we entered into an Issuing and Paying Agent Agreement (the “Agreement”) between us and U.S. Bank National Association (the “Bank”) where the Bank will act as (a) depository for the safekeeping of our commercial paper notes (the “Notes”); (b) issuing agent on behalf of us in connection with the issuance of the Notes; (c) paying agent for the Notes; and (d) depository to receive funds on our behalf (our “CP Program”). The Agreement replaces our former Commercial Paper Agency Agreement with JPMorgan Chase Bank, N.A. (“JP Morgan”), as discussed below.

In connection with the entry into the Agreement, on December 3, 2014, we executed a Master Note which will evidence the Notes issued from time to time. The Agreement provides for the issuance and payment of the Notes and contains customary representations, warranties, covenants and indemnification provisions. The Agreement, along with the Master Note is attached hereto and incorporated herein as Exhibit 10.1.

As of December 2, 2014, we had no Notes outstanding. The total indebtedness authorized under our CP Program is $600 million outstanding at any time. Amounts available under our CP Program may be borrowed, repaid and re-borrowed from time to time. The net proceeds from the issuance of the Notes are expected to be used for general corporate purposes. Our CP Program is supported by our unsecured $600 million multi-currency revolving credit agreement. Reference is made to (i) our Credit Agreement filed August 19, 2011 as Exhibit 10.1 to Form 8-K; (ii) the First Amendment to Credit Agreement filed August 26, 2013 as Exhibit 10.2 to Form 8-K; and (iii) the Second Amendment to Credit Agreement filed August 19, 2014 as Exhibit 10.3 to Form 8-K. As of December 2, 2014, there was no outstanding indebtedness under our Credit Agreement.

Commercial Paper Dealer Agreements

On December 2, 2014, we amended and restated our commercial paper dealer agreements (“Dealer Agreements”) with certain dealers selected by us (the “Dealers”). Each Dealer Agreement provides for the terms under which the respective Dealer will either purchase from us or arrange for the sale by us of the Notes in transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended. The Dealer Agreements are substantially identical, in all material respects, and contain customary representations, warranties, covenants and indemnification provisions. The form of Dealer Agreement is attached hereto and incorporated herein as Exhibit 10.2.

The Notes are issued in $250,000 minimum face or principal amounts at par less a discount representing an interest factor, or at par, if interest bearing, with interest established based upon market conditions and credit ratings in effect at the time of issuance. The maturities of the Notes will vary but may not exceed 270 days. The Notes are not subject to voluntary pre-payment by us or redemption prior to maturity. The Notes rank equally with all of our other unsecured and unsubordinated indebtedness. Such Notes shall be subject to certain event of default provisions, including those related to non-payment of principal or interest when due and the bankruptcy or insolvency of our company, which shall cause the Notes to become immediately due and payable. Over the long term, and subject to our capital needs, market conditions and alternative capital market opportunities, we expect to maintain or increase the indebtedness under the CP Program by continuously repaying and reissuing Notes until such time, if any, that the outstanding Notes are replaced with longer term debt. However, our outstanding Note balance may increase or decrease in the short term due to acquisition or divestiture activity and our working capital needs.

The Bank and Dealers and/or their affiliates have provided from time to time, and may continue to provide commercial banking and related services, as well as investment banking, financial advisory and other services to us and our affiliates, for which we have paid, and intend to pay customary fees, and, in some cases, out-of-pocket expenses. The foregoing is only a summary of certain terms of the Agreement and Dealer Agreements, and is qualified in its entirety by reference to the Agreement and the form of Dealer Agreement which are attached hereto and incorporated herein by reference.

The Notes will not be, and have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered, reoffered or sold in the United States, or elsewhere, absent registration or applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any Notes, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or an exemption. This Form 8-K is not intended to condition the market in the United States, or elsewhere, for the issuance of any Notes.

Statements in this Current Report on Form 8-K that are not historical in nature are “forward-looking,” including, without limitation, our expectations regarding our plans to maintain or increase our commercial paper indebtedness under certain circumstances. These statements involve uncertainties and risks, including, without limitation, (i) increases or decreases in our capital needs, which may vary depending on a variety of factors, including, without limitation, any acquisition or divestiture activity and our working capital needs, (ii) market conditions and (iii) alternative capital market opportunities, including, without limitation, the relative attractiveness of longer-term debt financing or equity financing. Any forward-looking statement reflects only our beliefs when the statement is made. Actual results could differ materially from our expectations, and we do not undertake any duty to update these statements.

Item 1.02 Termination of a Material Definitive Agreement.

Terminated Commercial Paper Agency Agreement

On December 2, 2014, in connection with the entry of the Agreement, our Commercial Paper Agency Agreement previously entered into between us and JPMorgan (formerly The Chase Manhattan Bank, N.A.) (the “JP Morgan Agreement”) was terminated. Under the JP Morgan Agreement, JP Morgan (a) provided for the safekeeping of Notes; (b) acted as issuing agent for the Notes; (c) acted as paying agent for the Notes; and (d) acted as depository to receive funds on our behalf. The JP Morgan Agreement contained customary representations, warranties, covenants and indemnification provisions. The foregoing is only a summary of certain terms of the terminated JP Morgan Agreement, and is qualified in its entirety by reference to the agreement, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

JP Morgan and/or its affiliates have provided from time to time, and may continue to provide commercial banking and related services, as well as investment banking, financial advisory and other services to us and our affiliates, for which we have paid, and intend to pay customary fees, and, in some cases, out-of-pocket expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated into this item by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Issuing and Paying Agent Agreement between U.S. Bank National Association and the Company, dated December 2, 2014, including the Master Note, dated December 3, 2014

10.2*	Form of Amended and Restated Commercial Paper Dealer Agreement

10.3	Commercial Paper Agency Agreement between JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank, N.A.) and the Company, including the forms of Master Note, dated December 21, 1994, filed March 15, 2007 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: December 5, 2014	By:	/s/ John G. Moore

John G. Moore Senior Vice President, Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Issuing and Paying Agent Agreement between U.S. Bank National Association and the Company, dated December 2, 2014, including the Master Note, dated December 3, 2014

10.2*	Form of Amended and Restated Commercial Paper Dealer Agreement

10.3	Commercial Paper Agency Agreement between JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank, N.A.) and the Company, including the forms of Master Note, dated December 21, 1994, filed March 15, 2007 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.